UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________

          Date of Report
          --------------
(Date of earliest event reported):                           July 30, 2004

                            Badger Paper Mills, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

           Wisconsin                     0-00795                 39-0143840
           ---------                     -------                 ----------
        (State or other          (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                               Identification No.)

      200 West Front Street, P. O. Box 149, Peshtigo, Wisconsin 54157-0149
      --------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (715) 582-4551
                                 --------------
                         (Registrant's telephone number)

Item 7.     Financial Statements and Exhibits.
------      ---------------------------------

            (a)      Not applicable.

            (b)      Not applicable.

            (c)      Exhibits.  The following exhibit is being filed herewith:

                     (99) Badger Paper Mills, Inc. Press Release dated July 30, 2004.

Item 12.    Results of Operations and Financial Condition.
-------     ---------------------------------------------

            On July 30, 2004, Badger Paper Mills, Inc. issued a press release announcing a loss for the second quarter of 2004. A copy of the press release is furnished as Exhibit 99 hereto and is incorporated by reference herein.





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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BADGER PAPER MILLS, INC.

Date:    July 30, 2004

                                        By:    /s/ William H. Peters
                                           -------------------------------------
                                            William H. Peters
                                            Vice President, Chief Financial
                                               Officer, Secretary and Treasurer











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

                            BADGER PAPER MILLS, INC.

                   Exhibit Index to Current Report on Form 8-K
                               Dated July 30, 2004

Exhibit Number
---------------

     (99)       Badger Paper Mills, Inc. Press Release dated July 30, 2004
























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